UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2005

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza Drive

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 17, 2005, Harte-Hanks announced in a press release that effective May 17, 2005, Dr. Peter T. Flawn had retired from the Company’s Board of Directors. A copy of the press release related to this announcement is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On May 17, 2005, Harte-Hanks announced in a press release that its Board of Directors declared a regular quarterly dividend of 5.0 cents per share payable June 15, 2005 to shareholders of record on June 1, 2005. A copy of the press release related to this declaration is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report (including that portion of Exhibit 99.1 related to Harte-Hanks’ declaring its regular quarterly dividend) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information will also not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Statements in this Current Report and the attached press release concerning Harte-Hanks’ business outlook or future financial performance and other statements that are not historical facts are “forward looking statements” as the term is defined under applicable Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those statements. Such risks, uncertainties, and factors include, but are not limited to, public concern over consumer privacy issues, which may lead to enactment of legislation restricting or prohibiting the collection and use of information that is currently legally available, competitive pressures, fluctuations in paper prices and postal rates, and general or regional economic conditions, as well as other risks detailed in Harte-Hanks’ filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K. Harte-Hanks disclaims any obligation to update developments of these risk factors or to announce publicly any revision to any of the forward-looking statements contained in this Current Report or the attached press release, or to make corrections to reflect future events or developments.

Item 9.01 Final Statements and Exhibits

(c) Exhibits

99.1	Press Release dated May 17, 2005 entitled “Harte-Hanks Announces Retirement of Dr. Peter T. Flawn from Board; Declares Regular Quarterly Dividend”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc.

Dated:	May 17, 2005

By:	/s/ Paul S. Hacker
Vice President—Legal and Secretary

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Exhibit No.	Description
99.1	Press Release dated May 17, 2005 entitled “Harte-Hanks Announces Retirement of Dr. Peter T. Flawn from Board; Declares Regular Quarterly Dividend”

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